Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

dated as of

October 25, 2007

among

ATLAS ENERGY RESOURCES, LLC,

as Parent Guarantor,

ATLAS ENERGY OPERATING COMPANY, LLC,

as Borrower,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Syndication Agent,

and

BANK OF AMERICA, N.A.,

BNP PARIBAS,

ROYAL BANK OF CANADA,

and

UBS LOAN FINANCE LLC,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.,

as Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of October 25, 2007, is among ATLAS ENERGY RESOURCES, LLC, a Delaware limited liability company, as the Parent Guarantor, ATLAS ENERGY OPERATING COMPANY, LLC, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, and BANK OF AMERICA, N.A., BNP PARIBAS, ROYAL BANK OF CANADA and UBS LOAN FINANCE LLC, each as a Documentation Agent, and the Lenders party hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 29, 2007 (as previously amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement in order to clarify certain provisions contained therein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means the First Amendment to Credit Agreement dated as of October 25, 2007 among the Parent Guarantor, the Borrower, the Administrative Agent, the Syndication Agent, the Documentations Agents and the Lenders party thereto.

2.2 Amendment to Section 8.01(d). Section 8.01(d) is hereby deleted and replaced in its entirety to read as follows:

“(d) Certificate of Financial Officer – Swap Agreements. Concurrently with the delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements of the Parent Guarantor, each Subsidiary and each Partnership, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes and volumes attributable to Partnership production), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.21 to this Agreement or Annex A to the First Amendment, any margin required or supplied under any credit support document, and the counterparty to each such agreement.”

2.3 Amendment to Section 9.17(a). Section 9.17(a) is hereby deleted and replaced in its entirety to read as follows:

“(a) Swap Agreements listed on Schedule 7.21 to this Agreement and Annex A to the First Amendment, and other Swap Agreements (other than purchase options) in respect of commodities entered into by the Borrower fixing prices on oil and/or gas expected to be produced by the Loan Parties and the Partnerships, provided that such Swap Agreements meet the following criteria:

(i) each such Swap Agreement shall be with an Approved Counterparty,

(ii) no such Swap Agreement shall be entered into by the Borrower on behalf of another Person, except where the Borrower has the contractual authority to enter into such Swap Agreements on behalf of such Person and the obligations under such Swap Agreements are fully recourse to such Person,

(iii) each such Swap Agreement shall have a term not to exceed 66 months, and

(iv) the notional volumes for each such Swap Agreement (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) shall not exceed, as of the date such Swap Agreement is executed: (A) during the 24-month period immediately following the date on which such Swap Agreement is entered: the lesser of (1) 90% of the reasonably anticipated projected production from its and its Subsidiaries’ and the Partnerships proved Oil and Gas Properties (including the Acquisition Properties) and (2) 100% of the reasonably anticipated projected production from its and its Subsidiaries’ and the Partnerships proved developed producing Oil and Gas Properties (including the Acquisition Properties), (B) for the 24-month period immediately following the period described in clause (A), 85% of the reasonably anticipated projected

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production from its, its Subsidiaries and the Partnerships’ proved developed producing Oil and Gas Properties, and (C) for the 18-month period immediately following the period described in clause (B), 75% of the reasonably anticipated projected production from its, its Subsidiaries and the Partnerships’ proved developed producing Oil and Gas Properties.

Any projections in this Section 9.17(a) shall be adjusted as follows: (A) Oil and Gas Properties evaluated in the most recently delivered Reserve Report shall reflect the actual historical decline profile of such Oil and Gas Properties and (B) Oil and Gas Properties not evaluated in the most recently delivered Reserve Report shall reflect a reasonable decline profile based upon actual historical decline profiles of similar or analogous Oil and Gas Properties) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately.”

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the First Amendment Effective Date.

3.2 The Administrative Agent shall have received from the Majority Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case,

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such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing, (iii) no Material Adverse Effect shall have occurred and (iv) attached hereto as Annex A is a true and complete list of all Swap Agreements of the Parent Guarantor, each Subsidiary and the Partnerships entered into between the Effective Date and the First Amendment Effective Date, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	ATLAS ENERGY OPERATING COMPANY, LLC

	By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

PARENT GUARANTOR:	ATLAS ENERGY RESOURCES, LLC,
a Delaware limited liability company

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to First Amendment]

GUARANTOR:	AER PIPELINE CONSTRUCTION, INC.,
a Delaware corporation

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to First Amendment]

GUARANTORS:	AIC, LLC,
a Delaware limited liability company
ATLAS AMERICA, LLC,
a Pennsylvania limited liability company
ATLAS NOBLE, LLC,
a Delaware limited liability company
RESOURCE ENERGY, LLC,
a Delaware limited liability company
VIKING RESOURCES, LLC,
a Pennsylvania limited liability company
ATLAS ENERGY MICHIGAN, LLC,
a Delaware limited liability company

By:	Atlas Energy Operating Company, LLC, their sole member

	By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

GUARANTORS:	ATLAS ENERGY OHIO, LLC,
an Ohio limited liability company
ATLAS RESOURCES, LLC,
a Pennsylvania limited liability company

By:	AIC, LLC, their sole member

	By:	Atlas Energy Operating Company, LLC, its sole member

		By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to First Amendment]

GUARANTOR:	ATLAS GAS & OIL COMPANY, LLC,
a Michigan limited liability company

By:	Atlas Energy Michigan, LLC, its sole member

	By:	Atlas Energy Operating Company, LLC, its sole member

		By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

GUARANTOR:	WESTSIDE PIPELINE COMPANY, LLC,
a Michigan limited liability company

By:	Atlas Gas & Oil Company, LLC, its sole member

	By:	Atlas Energy Michigan, LLC, its sole member

		By:	Atlas Energy Operating Company, LLC, its sole member

			By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to First Amendment]

GUARANTORS:	REI-NY, LLC,
a Delaware limited liability company
RESOURCE WELL SERVICES, LLC,
a Delaware limited liability company

By:	Resource Energy, LLC, their sole member

	By:	Atlas Energy Operating Company, LLC, its sole member

		By:	Atlas Energy Resources, LLC, its sole member

By:
Matthew A. Jones
Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:
Name:
Title:

[Signature Page to First Amendment]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Syndication Agent

By:
Name:
Title:

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender and as Co-Documentation Agent

By:
Name:
Title:

[Signature Page to First Amendment]

BNP PARIBAS, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

[Signature Page to First Amendment]

UBS LOAN FINANCE LLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

BANK OF SCOTLAND, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

RZB FINANCE LLC, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

CITIBANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

SOCIETE GENERALE, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

WESTLB AG NEW YORK BRANCH (f/k/a WESTDEUTSCHE LANDESBANK GIROZENTRALE), as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

COMPASS BANK, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

COMERICA BANK, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

KEYBANK, NA, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment]

GUARANTY BANK, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment]

ANNEX A

(See Attached)

ATLAS ENERGY RESOURCES LLC Financial Hedges:

as of 10/08/2007

SWAPS
1675210	10/27/2005	Wachovia Bank	NYMEX	200,000	$ 8.40	Apr 1, ‘07 - Dec 31,’08
1675211	11/2/2005	Wachovia Bank	NYMEX	400,000	$ 8.40	Apr 1, ‘07 - Dec 31,’08
1675215	1/12/2006	Wachovia Bank	NYMEX	210,000	$ 9.36	Apr 1, ‘07 - Dec 31,’08
1675217	3/22/2006	Wachovia Bank	NYMEX	410,000	$ 9.00	Apr 1, ‘07 - Dec 31,’07
1675218	3/22/2006	Wachovia Bank	NYMEX	410,000	$ 8.95	Jan - Dec 2008
1675219	3/22/2006	Wachovia Bank	NYMEX	410,000	$ 8.35	Jan - Dec 2009
1675220	4/20/2006	Wachovia Bank	NYMEX	400,000	$ 8.87	Jan - Dec 2009
167118	10/6/2006	Key Bank	NYMEX	150,000	$ 7.88	Jan - Dec 2007
167120	10/6/2006	Key Bank	NYMEX	130,000	$ 8.17	Jan - Dec 2008
167121	10/6/2006	Key Bank	NYMEX	250,000	$ 7.79	Jan - Dec 2009
1675222	10/6/2006	Wachovia Bank	NYMEX	250,000	$ 7.85	Jan - Dec 2009
1675226	10/13/2006	Wachovia Bank	NYMEX	100,000	$ 7.46	Jan - Dec 2010
1675227	10/13/2006	Wachovia Bank	NYMEX	100,000	$ 7.45	Jan - Dec 2010
171267	12/13/2006	Key Bank	NYMEX	200,000	$ 7.60	Jan - Dec 2010
171290	12/13/2006	Key Bank	NYMEX	50,000	$ 7.57	Jan - Dec 2010
1711459	1/16/2007	Wachovia Bank	NYMEX	50,000	$ 7.46	Jan - Dec 2010
1711458	1/16/2007	Wachovia Bank	NYMEX	50,000	$ 7.45	Jan - Dec 2010
1711459	1/16/2007	Wachovia Bank	NYMEX	100,000	$ 7.13	Jan - Dec 2011
1711458	1/16/2007	Wachovia Bank	NYMEX	100,000	$ 7.11	Jan - Dec 2011
177059	3/27/2007	Key Bank	NYMEX	200,000	$ 7.86	Jan - Dec 2010
177064	3/27/2007	Key Bank	NYMEX	200,000	$ 7.61	Jan - Dec 2011
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	1,333,333	$ 8.66	Jul - Dec 2007
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	1,416,667	$ 9.00	Jul - Dec 2008
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	1,416,667	$ 8.67	Jul - Dec 2009
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	1,166,667	$ 8.27	Jul - Dec 2010
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	1,066,667	$ 7.95	Jul - Dec 2011
7084595	5/22/2007	JPMorgan Chase Bank	NYMEX	750,000	$ 7.74	Jul - Dec 2012
7084368	5/22/2007	JPMorgan Chase Bank	NYMEX	170,000	$ 8.95	Jan - Dec 2008
N206984	5/21/2007	Wachovia Bannk	NYMEX	130,000	$ 8.57	Jul - Dec 2007
N206984	5/21/2007	Wachovia Bannk	NYMEX	60,000	$ 8.94	Jan - Dec 2008
Costless Collars
1675224	10/6/2006	Wachovia Bank	NYMEX	150,000	$ 7.50 X $ 8.60	Jan - Dec 2007
1675225	10/6/2006	Wachovia Bank	NYMEX	130,000	$ 7.50 X $ 9.40	Jan - Dec 2008
N202548	5/2/2007	Wachovia Bank	NYMEX	240,000	$ 7.75 X $ 8.75	Jan - Dec 2010
N202550	5/2/2007	Wachovia Bank	NYMEX	600,000	$ 7.50 X $ 8.45	Jan - Dec 2011
N263461	9/21/2007	Wachovia Bank	NYMEX	60,000	$ 7.00 X $ 8.37	Jan - Dec 2012